Exhibit 99.1

           Quarterly Investor Update  March 8th, 2021

     © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.        Safe Harbor StatementForward-looking Language  2  This presentation contains "forward-looking statements," related to future events. Forward-looking statements address Frontier’s expected future business, financial performance, and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "may," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For Frontier, particular uncertainties that could cause actual results to be materially different than those expressed in such forward-looking statements include: our ability to continue as a going concern; our ability to successfully consummate a financial restructuring of our existing debt, existing equity interests, and certain other obligations (the Restructuring), and emerge from cases commenced under chapter 11 (the Chapter 11 Cases) of the United States Bankruptcy Code, including by satisfying both the conditions in the plan and the conditions and milestones in the restructuring support agreement; our ability to improve our liquidity and long-term capital structure and to address our debt service obligations through the Restructuring and the potential adverse effects of the Chapter 11 Cases on our liquidity and results of operations; our ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Restructuring and the Chapter 11 Cases; the effects of the Restructuring and the Chapter 11 Cases on Frontier and the interests of various constituents; risks and uncertainties associated with the Restructuring, including our ability to satisfy the conditions precedent for effectiveness of and successfully consummate the Restructuring; our ability to comply with the restrictions imposed by covenants in our debtor-in-possession financing and expected to be imposed by our exit financing; the length of time that Frontier will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with Frontier’s ability to consummate the Restructuring; increased administrative and legal costs related to the Chapter 11 process; declines in revenue from our voice services, switched and nonswitched access and video and data services that we cannot stabilize or offset with increases in revenue from other products and services; declines in Adjusted EBITDA relative to historical levels that we are unable to offset through potential EBITDA enhancements; our ability to successfully implement strategic initiatives, including opportunities to enhance revenue and realize productivity improvements; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirement and cash paid for income taxes and liquidity; competition from cable, wireless and wireline carriers, satellite, and OTT companies, and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; risks related to disruption in our networks, infrastructure and information technology that result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber-attacks or other disruptions; our ability to retain or attract new customers and to maintain relationships with customers, employees or suppliers; our ability to secure, continue to use or renew intellectual property and other licenses used in our business; changes to our board of directors and management team upon emergence from bankruptcy or in anticipation of emergence, and our ability to hire or retain key personnel; our ability to dispose of certain assets or asset groups on terms that are attractive to us, or at all; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors and our ability to obtain future subsidies, including expiration of CAF II funding and future RDOF funding and participation in the next round of the RDOF program; our ability to meet our CAF II and RDOF obligations and the risk of penalties or obligations to return certain CAF II and/or RDOF funds; our ability to defend against litigation and potentially unfavorable results from current pending and future litigation; our ability to comply with applicable federal and state consumer protection requirements; the effects of state regulatory requirements that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; the effects of governmental legislation and regulation on our business, including costs, disruptions, possible limitations on operating flexibility and changes to the competitive landscape resulting from such legislation or regulation; the impact of regulatory, investigative and legal proceedings and legal compliance risks; government infrastructure projects (such as highway construction) that impact our capital expenditures; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in the states in which we operate and meet mandated service quality metrics; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments, including the risk that such changes may benefit our competitors more than us, as well as potential future decreases in the value of our deferred tax assets; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to our intangible assets or additional losses on assets held for sale; the effects of increased medical expenses and pension and postemployment expenses; our ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2020 and beyond; adverse changes in economic, political and market conditions in the areas that we serve, the U.S. and globally, including but not limited to, changes resulting from epidemics, pandemics and outbreaks of contagious diseases, including the COVID-19 pandemic, or other adverse public health developments; potential adverse impacts of the COVID-19 pandemic on our business and operations, including potential disruptions to the work of our employees arising from health and safety measures such as social distancing and working remotely, our ability to effectively manage increased demand on our network, our ability to maintain relationships with our current or prospective customers and vendors as well as their abilities to perform under current or proposed arrangements with us, and stress on our supply chain; trading price and volatility of our common stock, risks related to the delisting of our common stock from the Nasdaq Global Select Market; and the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including our most recent report on Form 10-K and the cancellation of our common stock contemplated by the Plan. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Frontier has no obligation to update or revise these forward-looking statements and does not undertake to do so.

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.        Non-GAAP Financial Measures  2  Frontier uses certain non-GAAP financial measures in evaluating its performance, including EBITDA, EBITDA margin, Adjusted EBITDA, Adjusted EBITDA margin, operating free cash flow, and adjusted operating expenses, each of which is described below. Management uses these non-GAAP financial measures internally to (i) assist in analyzing Frontier's underlying financial performance from period to period, (ii) analyze and evaluate strategic and operational decisions,(iii) establish criteria for compensation decisions, and (iv) assist in the understanding of Frontier's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors  regarding Frontier’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) provide a more comprehensive view of Frontier’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational,  compensation, and planning decisions and(iii) present measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations.  A reconciliation of these measures to the most comparable financial measures calculated and presented in accordance with  GAAP is included in the accompanying tables. These non-GAAP financial measures are not measures of financial performance or liquidity under GAAP, nor are they alternatives to GAAP measures and they may not be comparable to similarly titled measures of other companies.EBITDA is defined as net income (loss) less  income tax expense (benefit), expense, investment and other (loss), pension settlement  interest income costs,  gains/losses on extinguishment of debt,  reorganization items and depreciation and amortization. EBITDA margin is calculated by dividing EBITDA by total revenue.Adjusted EBITDA is defined as EBITDA, as described above, adjusted to exclude, certain pension/OPEB expenses, restructuring costs and other charges, stock- based compensation expense, goodwill impairment charges, and certain other non- recurring items. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by total revenue.Management uses EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin to assist it in comparing performance from period to period and as measures of operational performance. Management believes that these non-GAAP measures provide useful information for investors in evaluating Frontier’s operational performance from period to period because they exclude depreciation and amortization expenses related to investments made in  prior periods and are determined without regard to capital structure or investment activities. By excluding capital expenditures, debt repayments and dividends, among other factors, these non-GAAP financial measures have certain shortcomings. Management compensates for these shortcomings by utilizing these non-GAAP  financial measures in conjunction with the comparable GAAP financial measures.Adjusted net income (loss) attributable to Frontier common shareholders is defined as net income (loss) attributable to Frontier  common shareholders and restructuring costs and other pension settlement costs,  excludes charges, goodwill  impairment charges, certain income tax items and the income tax effect of these items, and certain other non-recurring items. Adjusting for these items allows investors to better understand and analyze Frontier’s financial performance over the periods presented.Management defines operating free cash flow, a non-GAAP measure, as net cash from operating activities less capital expenditures. Management uses operating free cash flow to assist it in comparing liquidity from period to period and to obtain a more comprehensive view of Frontier’s core operations and ability to generate cash flow. Management believes that this non-GAAP measure is useful to investors in evaluating cash available to service debt. This non- GAAP financial measure has certain  shortcomings; it does not represent the residual cash flow available for discretionary expenditures, as items such as taxes, pension and OPEB costs, interest expense, and debt repayments are not deducted in determining such measure. Management compensates for these shortcomings by utilizing this non-GAAP financial measure in conjunction with the comparable GAAP financial measure.Adjusted operating expenses is defined as operating expenses adjusted to exclude depreciation and amortization, restructuring and other charges, goodwill impairment charges, certain pension/OPEB expenses, stock-based compensation expense, and certain other non-recurring items. Investors have indicated that this non-GAAP measure is useful in evaluating Frontier’s performance.Projected GAAP financial measures are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP financial measures are not provided because they could not be derived without unreasonable effort.The information in this presentation should be read in conjunction with the financial statements and footnotes contained in Frontier’s documents filed with the U.S. Securities and Exchange Commission.

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.        Note regarding Classifications of Results  2  Unless otherwise indicated, the information presented herein, including operational and financial data, non-GAAP measures, and commentary pertains to the Remaining Properties only. “Remaining Properties” comprises the 25 states Frontier currently operates in as of December 31, 2020, and excludes Washington, Oregon, Idaho, and Montana due to the divestiture of operations and assets in these states effective May 1, 2020. “Consolidated” refers to the entire business, which may include financial data from Washington, Oregon, Idaho, and Montana for the periods through May 1, 2020. References to “Northwest Ops” refer to the metrics of the four Northwest states. Reconciliations for the Consolidated, Remaining Properties, and Northwest Ops financial results can be found in the Appendix section of this presentation, Frontier’s 10-K for the year ended December 31, 2020, and Frontier’s Form 8-K containing supplemental financial information filed on March 3, 2021.

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.        Today’s Speakers and Agenda  1. Situation Overview  2. Operational and Financial Update    Presenters  Robert A. SchriesheimDirector; Chairman of Finance Committee  Sheldon BruhaChief Financial Officer    Agenda Topics  2

 1. Situation Overview: Transformation Status  Robert A. Schriesheim,Chairman of Finance Committee

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.        Strategic Repositioning  An Overview of the Last 21 Months  Customer retention and product simplification  Key talent enhancements  Other key structural improvements    In June 2019, Frontier reconstituted its Board of Directors, initiating a process to better position Frontier as a leading provider of Data and Telecommunications servicesFrontier’s ongoing transformation over the last 21 months has been underpinned by:    These initiatives have resulted in significant value creation, with the market value of the unsecured debt increasing by ~92% or an aggregate value increase of ~$2.9B1 since the Restructuring Support Agreement was announced on 4/14/20  Debt reduction and Emergence Plan Approval  Significant cash generation  Accretive financing and tax transactions        1            3  Transformative Operational Financial Restructuring Improvements  Pivot to a data-first product strategy  Extensive network investment and planning      2    1. Pricing sourced from FactSet as of 3/2/21  7

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.          Summary of Strategic Repositioning      1      Strategic Repositioning Highlights since June 2019Pivot to a Data-First Product StrategyDe-emphasized unprofitable video adds and reduced video content costsCut content while maintaining strong fiber broadband performanceCompleted service capability of 1Gig offering to over 97% of Frontier-served fiber homesAchieved six straight quarters of positive fiber broadband net addsExtensive Network Investment and PlanningCompleted 2020 Fiber-to-the-Home pilot programSuccessfully upgraded 60,000+ existing Frontier-served copper locations to fiberThis program has provided key insights for long-term execution of the broader Modernization PlanContinuing to execute on the broader long-term Modernization PlanSuccessfully participated in RDOF, winning $371M in funding for 127K locations across 8 states  8

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.              Summary of Operational Transformation      2    Key Transformational Operational Milestones since June 2019Improved Customer Retention and Product SimplificationReduced broadband churnInitiatives include soft-landing promo pricing and enhanced pre-screening processImplemented product rationalization and simplification of broadband offeringsSignificantly limited sale of 1–3Mbps copper offeringsKey Talent EnhancementsMade key hires to lead Frontier through the next stage of its transformationCEO, Nick Jeffery (March 4th, 2021)Executive Chairman of the Board, John Stratton (upon emergence)Head of wholesale, FP&A, digital marketing, and other key operational and strategic hiresOther Key Structural ImprovementsRetained senior enterprise consultant to drive transformation of enterprise sales force and market strategyImproved relationships with key wholesale customers  9

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.          Key Operational Initiatives implemented by Frontier management led by CEO Bernie Han:Consumer - Data: Improved Operational Key Performance Indicators, including significantly reduced YoY churn, leading to Frontier’s 6th straight quarter of positive consumer fiber broadband net adds    Consumer – Video: Renegotiate contracts to lower content costs or drop channels entirelyContent Cost per Subscriber Indexed to 1Q ‘19  Operational Turnaround KPIs  Churn reduction initiatives contributed to a YoY decrease in customer churnWhile copper net adds remain negative, fiber net adds continue to be positive, driven by:The introduction of 1G availability in Q4 ‘19Churn reduction initiativesContent costs per subscriber have decreased in recent quarters, driven by drops of high-cost content    -20%Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20Note: Figures are for Remaining Properties          -15%  10  -10%  -5%  0%  5%  Content Cost per Sub Indexed to 1Q ‘19

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.              Summary of Financial Restructuring      3    Key Financial Restructuring Milestones since June 2019Debt Reduction & Plan ApprovalReduced debt by ~$11B and annual interest expense by ~$1B (~70%)Obtained Federal Communications Commission and state PUC approvals for Chapter 11 restructuring in 17 of 18 required states, with the one remaining approval expected within weeksSignificant Cash Generation and RecoveryCompleted divestiture of Frontier’s Northwest operations for $1.35B in gross proceedsProceeds used to facilitate restructuring and provide for bondholder cash distributionGenerated significant cash flow during the restructuringResulting in a $1.313B cash distribution at emergence to unsecured bondholders, ~38% higher than forecastedTotal cash recovery now represents 20.6% of current weighted average trading values of unsecured notes (55.61) vs 15.0% according to previous estimateAccretive Financing & Tax TransactionsExecuted a series of transactions to increase capital structure flexibility and cash flow generation:Refinanced $4.95B of secured debt in October and November, decreasing annual interest expense by $60M and extending funded debt maturities to 2027Raised $625M DIP-to-Exit RCFFacilitated the Plan of Reorganization to be consummated as a “Bruno’s transaction,” which is expected to reduce the Company’s future income tax liabilities        1. Pricing sourced from FactSet as of 3/2/21  11

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.        Capitalization($ in millions)  RCF coupon of L + 350 is for Exit only and matures 4 years after EmergencePlan of Reorganization requires us to use “commercially reasonable best efforts” to raise an $850 million exit facility, which would require an incremental $225 million of commitments or funded debt on top of our existing $625 million of revolving credit facility commitments. We are in negotiations to satisfy this obligation, which would allow us to emerge with over 1.2bn of liquidityTakeback Debt coupon to be imputed referencing yield to worst of the DIP-to-Exit 2L Notes prior to Emergence. Analysis shows coupon of 6.00%, based on YTW as of 3/3/21Subsidiary Debt includes $100M of Secured Subsidiary debt     Face    Adj.    Face    Coupon    Pre    Post    Maturity 4Q20 Emergence  $625mm DIP-to-Exit RCF1  $ -  $ -  $ -  L + 350  $ -  $ -  4 years  DIP-to-Exit Term Loan  1,250  -  1,250  L + 475  72  72  Oct-27  DIP-to-Exit 1L Secured Notes  1,150  -  1,150  5.875%  68  68  Oct-27  DIP-to-Exit 1L Secured Notes  1,550  -  1,550  5.000%  78  78  May-28  Other Secured Debt  13  -  13  6.200%   1   1   Varies   Total 1L Debt2  $3,963  $ -  $3,963    $218  $218  1.4x 1.4x  DIP-to-Exit 2L Notes 2L Takeback Debt3  $1,000-  $ - 750  $1,000750  6.750% TBD  $68-  $68 45  May-298.5 Years  Total Secured Debt  $4,963  $750  $5,713    $285  $330  1.8x 2.1x  Subsidiary Debt4Liabilities Subject to Compromise  $856 10,949  $ - (10,949)  $856 7.081% $61 $61 Varies- Varies 1,027 - Varies           Total Debt  $16,768  ($10,199)  $6,569    $1,373  $391  6.0x 2.4x  4Q20  Emergence  Annual Interest Expense  Debt / LTM Adj. EBITDA   Memo: FY'20 Adj. EBITDA $2,772    Significant debt and interest expense reduction, resulting in an industry-leading leverage profile of 2.4x  12

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.        A low-leveraged, flexible capital structureA rejuvenated operational platformA strategic springboard that leverages high-return fiber modernization New leadership that drives an accountable culture  The Transformation Continues…    Frontier is Well-Positioned for Continued Value Creation Post-Emergence  13

 2. Operational and Financial Update  Sheldon Bruha,Chief Financial Officer

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.        Business Update  Sixth consecutive quarter of positive fiber net adds  Consumer customer churn of 1.67%, a YoY improvement  Consumer revenue benefits from fiber broadband improvement  Resetting Wholesale customer relationships  Completed build of 60K household fiber-to-the-home pilot program  Key Q4 2020Highlights  Adjusted EBITDAContinued strong cost discipline    $693M    $50M  Net LossIncludes $136M of reorganization items related to balance sheet restructuring and $72M of debt extinguishment costs related to refinancings    $1,695M  Total RevenueImprovements in Fiber performance  Debt refinancingDriving $60M annual interest savings    $4.95B  15

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      (7)  (10)  0  7 7 4   10  9  (15)  (10)  (5)  -  5  10  15  Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20  Fiber BB Net Adds (000s)                2.7%  2.8%  2.7%  2.2%  1.5%  2.0% 1.8%   1.6%  0.0%  0.5%  1.0%  1.5%  2.0%  2.5%  3.0%  3.5%  Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20  Avg. Monthly Churn Rate  Churn remains near its 2-year-low, benefitting from operational churn initiativesFiber broadband net adds were positive for the 6th straight quarter due to the introduction of 1 Gig offering in Q4 2019 and improved operational churn management  Customer Service / Churn: Fiber Broadband Net Adds    Consumer Fiber Broadband Quarterly Net Adds    Consumer Fiber Broadband Avg. Monthly Churn Rate  16  Note: Figures are for Remaining Properties

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.        Other Operational Initiative Updates    Frontier continues to execute other key operational initiatives, including simplifying its product offering set, increasing its mix of fiber sales, and implementing price increases on new sales and the existing baseProduct rationalizationSignificantly limited new sales of 1Mbps - 3Mbps copper offeringIncreased sales of 1Gig fiber productMix of new residential fiber broadband sales of 1Gig increased from ~5% in January 2020 to ~13% in December 2020Video StrategyContinued to lower content costs and pause of new video salesPrice increasesImplementing price increases in Q1 ‘21 across the existing base as well as on new offers  17

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.            Key Financial Highlights – Consolidated1        Pre-Northwest Transaction          Mixed  Post-Transaction    ($ in Millions)    Q1 2019  Q2 2019  Q3 2019  Q4 2019  Q1 2020    Q2 2020  Q3 2020  Q4 2020  Total Revenue    $2,101  $2,067  $1,997  $1,942  $1,933    $1,801  $1,726  $1,695  Customer    $2,009  $1,972  $1,906  $1,851  $1,843    $1,705  $1,627  $1,606  Subsidy & Other2    $92  $95  $91  $91  $90    $96  $99  $89  Net Income/(Loss)    ($87)  ($5,317)  ($345)  ($162)  ($186)    ($181)  $15  ($50)  Net Cash Provided from Operating Activities    $282  $575  $246  $405  $477    $473  $542  $497  Adjusted Operating Expenses    $1,228  $1,185  $1,193  $1,168  $1,150    $1,069  $1,036  $1,002  Adjusted EBITDA    $873  $882  $804  $774  $783    $732  $690  $693  Adjusted EBITDA Margin    41.6%  42.7%  40.3%  39.9%  40.5%    40.6%  40.0%  40.9%  CapEx    $305  $275  $318  $328  $286    $225  $314  $356  LTM Operating FCF    $643  $592  $563  $282  $496    $444  $744  $808  Q4’20 net income includes $72M of retired secured debt write-offs and$136M of reorganization itemsFully transitioned Ziply off TSA Agreement, leading to decrease in subsidy revenueLTM Operating FCF increase reflects significant interest expense savings and the stay of pre-petition trade obligations from the Chapter 11 filing  1 Q2 2020 includes one month of data from the NW Ops, and Q3 and Q4 reflect disposal, and may not be comparable to prior periods. See appendix slides for detail on Consolidated Frontier vs. Remaining Properties2 Includes $10M, $15M, and $5M of revenue from transition services performed for purchaser of Northwest Operations in Q2 20 through Q4 20. More detail can be found in our 2020 10-K.3 Adjusted Operating Expenses, Adjusted EBITDA, Adjusted EBITDA Margin and LTM Operating Free Cash Flow are non-GAAP measures. See page 24 for a reconciliation of Net Income (Loss) to Adjusted EBITDA. See page 26 for a reconciliation of Operating Expenses to Adjusted Operating Expenses. See page 28 for a reconciliation of Net Cash Provided from Operating Activities to LTM Operating Free Cash Flow. See page 3 for the definition of Adjusted EBITDA Margin.        18

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.            Revenue and Adj. EBITDA – Remaining Properties1  19  Data and Internet Services revenue stable vs. Q3 ‘20Voice and video continues secular declinesConsumer revenue benefits from fiber broadband improvementCommercial trend continues due to reduced pricing and churn of low-speed productsAdjusted OpEx trends reflect ongoing cost disciplines and reduced video content costs  ($ in Millions)  Q1 2019  Q2 2019  Q3 2019  Q4 2019  Q1 2020  Q2 2020  Q3 2020  Q4 2020  Data & Internet Services  $888  $885  $851  $822  $855  $849  $838  $834  Voice Services  $604  $582  $574  $555  $529  $509  $500  $490  Video Services  $255  $248  $233  $222  $212  $197  $186  $181  Other  $113  $111  $106  $108  $108  $105  $103  $101  Total Customer Revenue  $1,860  $1,826  $1,764  $1,707  $1,704  $1,660  $1,627  $1,606  Consumer  $996  $969  $943  $923  $894  $874  $859  $857  Commercial  $864  $857  $821  $784  $810  $786  $768  $749  Total Customer Revenue  $1,860  $1,826  $1,764  $1,707  $1,704  $1,660  $1,627  $1,606  Subsidy & Other Revenue1  $86  $89  $85  $85  $84  $94  $99  $89  Total Revenue  $1,946  $1,915  $1,849  $1,792  $1,788  $1,754  $1,726  $1,695  Adjusted Oper. Expenses2  $1,175  $1,134  $1,144  $1,119  $1,102  $1,051  $1,036  $1,002  Adjusted EBITDA2  $771  $781  $705  $673  $686  $703  $690  $693  Adjusted EBITDA Margin  39.6%  40.8%  38.1%  37.6%  38.4%  40.1%  40.0%  40.9%  1 Includes $10M, $15M, and $5M of revenue from transition services performed for purchaser of Northwest Operations in Q2 20 through Q4 20. More detail can be found in our 2020 10-K.2 Adjusted Operating Expenses and Adjusted EBITDA are non-GAAP measures. See page 25 for a reconciliation of Net Income (Loss) to Adjusted EBITDA. See page 27 for a reconciliation of Operating Expenses to Adjusted Operating Expenses.

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.        Capital Spending Update          Projects Completed & Underway  60k+ FTTH builds completed in 2020 with overallspend less than the original ~$50M estimate  RDOF: Won over $37M of annual government support (for 10 years) for 127K locations across CA, FL, TX, CT, WV, IL, NY, and PA  CAF II: ~653K locations enabled to-date with CAF II broadband  Built fiber to over 44K greenfield locations in 2020 (primarily new housing developments within our footprint) on top of over 30K built in FY 2019  Fixed wireless broadband builds completed toreach 55K HH in CAF areas as of 12/31/20        CapEx Spend1$356M in Q4 2020$1,181M in 2020  1 Capital expenditures are reported on a Consolidated basis and are not adjusted to exclude Northwest Ops.      20

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                      ($ in Millions)  FY 2020  B/(W) vs. Disclosure Statement1          Actuals  $  %      Consumer  $3,484  $41  1.2      Commercial  $3,113  $21  0.7      Subsidy & Other Revenue2  $366  ($18)  (4.8)      Total Revenue  $6,963  $44  0.6      Adj. Operating Expenses3  $4,191  $93  2.2      Adjusted EBITDA3  $2,772  $137  4.9    21  FY 2020 Actuals vs. Disclosure Statement – Remaining Properties  Revenue $44M favorable, primarily driven by lower consumer churn and favorable Wholesale circuit revenueAdj. Operating Expenses $93M favorable, primarily driven by lower video content COGS and favorable consumer customer acquisition and variable expense trends  1 Represents the 2020 Base Case as presented in our Disclosure Statement filed with the United States Bankruptcy Court for the Southern District of New York, Case No. 20-22476, on June 17, 2020.2 Includes revenue from transition services performed for purchaser of NW Ops as described in our 10-K for the year ended December 31, 2020.3 Adjusted Operating Expenses and Adjusted EBITDA are non-GAAP measures. See page 27 for a reconciliation of Operating Expenses to Adjusted Operating Expenses, and page 25 for a reconciliation of net income (loss) to Adjusted EBITDA.

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.        Capital Structure Update    In Q4, refinanced $4.95B of 1L and 2L debt and amended, extended and increased RCF commitmentsReduced annual interest expense by $60MCleared funded debt maturities through 2027Increased liquidity via $165M of additional RCF commitments (total RCF now $625M)At emergence, will issue $750M of takeback debt to existing unsecured bondholdersIn the form of 2L Notes with terms substantially similar to the existing DIP-to-Exit 2L Notes, and a maturity 8.5 years from EmergenceCoupon will be determined at Emergence, based on prevailing market ratesPlan of Reorganization requires “commercially reasonable best efforts” to raise an $850M exit facility, which would require an incremental $225M of commitments or funded debt on top of existing $625M RCF. We are in negotiations to satisfy this obligationMaturity Schedule at Emergence1                                    1,250  1,550  1,150  1,000  750  200  506  50  $625  $ -  $2,600  $2,056  $1,800  $14  $100  2026  2029            $ - $ - $ -2021 2022 2023$625mm DIP-to-Exit RCF6.750% DIP-to-Exit 2L Notes  $ -2024 2025DIP-to-Exit Term LoanTakeback Debt  2027 20285.000% DIP-to-Exit 1L NotesSubsidiary Debt  2030 20315.875% DIP-to-Exit 1L NotesIDRB        ($ in millions)  22  No funded debt maturities until 2027  Note: Maturity schedule excludes mandatory amortization1. Excludes incremental $225M the Company is currently evaluating as contemplated in the Plan of Reorganization

                               5. Appendix

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                                                                                ($ in Millions)  Q4 2019  FY 2019  Q1 2020  Q2 2020  Q3 2020  Q4 2020  FY 2020  Net Income (Loss)  (162)  (5,911)  (186)  (181)  15  (50)  (402)  Add back (Subtract):                Income Tax Expense (Benefit)  (74)  (611)  (23)  (57)  (11)  7  (84)  Interest Expense  391  1,535  383  160  121  98  762  Investment and Other (Income) Loss, Net  9  37  (5)  20  14  14  43  Pension Settlement Costs  57  57  103  56  -  -  159  Loss on Extinguishment of Debt  -  20  -  -  -  72  72  Reorganization Items, Net  -  -  -  142  131  136  409  Operating Income (Loss)  221  (4,873)  272  140  270  277  959  Depreciation and Amortization  420  1,780  415  397  392  394  1,598  EBITDA  $641  ($3,093)  $687  $537  $662  $671  $2,557  Add back:                Pension/OPEB Expense  19  78  23  23  24  20  90  Restructuring Costs and Other Charges  82  168  48  36  3  -  87  Stock-based Compensation Expense  5  15  1  1  1  -  3  Storm Related Insurance Proceeds  (5)  (6)  -  (1)  -  -  (1)  Loss on disposal of Northwest Operations  32  446  24  136  -  2  162  Goodwill Impairment  -  5,725  -  -  -  -  -  Adjusted EBITDA  $774  $3,333  $783  $732  $690  $693  $2,898  EBITDA Margin  33.0%  (38.2)%  35.6%  29.8%  38.4%  39.6%  35.7%  Adjusted EBITDA Margin  39.9%  41.1%  40.5%  40.6%  40.0%  40.9%  40.5%  24  Non-GAAP Financial Measures - Consolidated

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                                                                                                          ($ in Millions)  Q4 2019  FY 2019  Q1 2020  Q2 2020  Q3 2020  Q4 2020  FY 2020  Net Income (Loss)  (263)  (6,252)  (283)  (210)  15  (50)  (528)  Add back (Subtract):                Income Tax Expense (Benefit)  (74)  (611)  (23)  (57)  (11)  7  (84)  Interest Expense  391  1,535  383  160  121  98  762  Investment and Other (Income) Loss, Net  9  37  (5)  20  14  14  43  Pension Settlement Costs  57  57  103  56  -  -  159  Loss on Extinguishment of Debt  -  20  -  -  -  72  72  Reorganization Items, Net  -  -  -  142  131  136  409  Operating Income (Loss)  120  (5,214)  175  111  270  277  833  Depreciation and Amortization  420  1,720  415  397  392  394  1,598  EBITDA  $540  ($3,494)  $590  $508  $662  $671  $2,431  Add back:                Pension/OPEB Expense  19  78  23  23  24  20  90  Restructuring Costs and Other Charges  82  166  48  36  3  -  87  Stock-based Compensation Expense  5  15  1  1  1  -  3  Storm Related Insurance Proceeds  (5)  (6)  -  (1)  -  -  (1)  Loss on disposal of Northwest Operations  32  446  24  136  -  2  162  Goodwill Impairment  -  5,725  -  -  -  -  -  Adjusted EBITDA  $673  $2,930  $686  $703  $690  $693  $2,772  EBITDA Margin  30.1%  (46.6)%  33.0%  29.0%  38.4%  39.6%  34.9%  Adjusted EBITDA Margin  37.6%  39.1%  38.4%  40.1%  40.0%  40.9%  39.8%  25  Non-GAAP Financial Measures – Remaining Properties

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.          Non-GAAP Financial Measures – Consolidated  26  ($ in Millions)  Q4 2019  FY 2019  Q1 2020  Q2 2020  Q3 2020  Q4 2020  FY 2020  Total Operating Expenses  $1,721  $12,980  $1,661  $1,661  $1,456  $1,418  $6,196  Subtract:                Depreciation and Amortization  420  1,780  415  397  392  394  $1,598  Goodwill Impairment  -  5,725  -  -  -  -  -  Loss on disposal of Northwest Operations  32  446  24  136  -  2  162  Pension/OPEB Expense  19  78  23  23  24  20  90  Restructuring Costs and Other Charges  82  168  48  36  3  -  87  Stock-based Compensation Expense  5  15  1  1  1  -  3  Storm Related Insurance Proceeds  (5)  (6)  -  (1)  -  -  (1)  Adjusted Operating Expenses  $1,168  $4,774  $1,150  $1,069  $1,036  $1,002  $4,257

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.          Non-GAAP Financial Measures – Remaining Properties  27  ($ in Millions)  Q4 2019  FY 2019  Q1 2020  Q2 2020  Q3 2020  Q4 2020  FY 2020  Total Operating Expenses  $1,672  $12,716  $1,613  $1,643  $1,456  $1,418  $6,130  Subtract:                Depreciation and Amortization  420  1,720  415  397  392  394  1,598  Goodwill Impairment  -  5,725  -  -  -  -  -  Loss on disposal of Northwest Operations  32  446  24  136  -  2  162  Pension/OPEB Expense  19  78  23  23  24  20  90  Restructuring Costs and Other Charges  82  166  48  36  3  -  87  Stock-based Compensation Expense  5  15  1  1  1  -  3  Storm Related Insurance Proceeds  (5)  (6)  -  (1)  -  -  (1)  Adjusted Operating Expenses  $1,119  $4,572  $1,102  $1,051  $1,036  $1,002  $4,191

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.          Non-GAAP Financial Measures – Consolidated  28  Quarterly Results                  ($ in Millions)  Q1 2019  Q2 2019  Q3 2019  Q4 2019  Q1 2020  Q2 2020  Q3 2020  Q4 2020  Net Cash from Operating Activities  $282  $575  $246  $405  $477  $473  $542  $497  Capital Expenditures  (305)  (275)  (318)  (328)  (286)  (225)  (314)  (356)  Operating Free Cash Flow  ($23)  $300  ($72)  $77  $191  $248  $228  $141  Trailing Four Quarter Results                  ($ in Millions)  Q1 2019  Q2 2019  Q3 2019  Q4 2019  Q1 2020  Q2 2020  Q3 2020  Q4 2020  Net Cash from Operating Activities  $1,843  $1,746  $1,706  $1,508  $1,703  $1,601  $1,897  $1,989  Capital Expenditures  (1,200)  (1,154)  (1,143)  (1,226)  (1,207)  (1,157)  (1,153)  (1,181)  Operating Free Cash Flow  $643  $592  $563  $282  $496  $444  $744  $808

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                        Consumer Unit Trends – Remaining Properties  (43)  (49)  (33)  (23)  (17)  (21)  (31)  (7)(19)  (10)  0  4  7  7  (46)  (43)  (38)  (36)  (36)  (35)  (41)  (33)    Video net losses reflect churn from channel drops and linear video industry decline  Consumer Copper Broadband  Consumer Fiber Broadband  Consumer Video excl. Dish  Net Adds (000s)    Q1    Q2      2019    Q4    Q2    Q3      2020    Q110    Continued positive fiber net adds reflects competitivve speed offerings across gigabit-capable network  Copper losses increased QoQ partially due to significantly limiting sale of 1–3Mbps copper offerings    Q3    Q49  29

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.                                          2.03%  2.18%  2.27%  1.95%  1.84%  1.63%  1.81%  1.67%        Consumer Customer Churn  Customer Churn Trends – Remaining Properties    Continued YoY lower churn in both fiber and copper markets benefitting from operational churn initiatives        2019  Q4 2020 churn lower YoY and sequentiallydue promo roll-off initiatives, among others      2020    Q1    Q3    Q2    Q4    Q2    Q1    Q3    Q4  30

 © Frontier Communications® This document contains proprietary and/or confidential information.This document is intended only for the party to whom it is presented and copying and re-distribution are strictly prohibited.        Consumer ARPC – Remaining Properties                                  90.42  89.82  89.45 89.45  87.88  86.68  86.19  87.00  Consumer Customers  ARPC    Q4 2020 Consumer ARPC sequential increase due to base shift to higher broadband speed offerings, offset by a decline in video subscribers      2019    Q1    Q3    Q2    Q4    Q1      2020    Q2    Q4  3.6M  3.6M  3.5M  3.4M  3.4M  3.3M  3.3M  3.3M    Q3  31